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                                                              EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE




         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)




                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                               (Name of Trustee)



                                                           22-1147033
     (Jurisdiction of Incorporation or                  (I.R.S. Employer
  Organization if not a U.S. National Bank)             Identification No.)

   175 WEST BROADWAY, SALEM, NEW JERSEY                       08079
 (Address of Principal Executive Offices)                   (Zip Code)





                           FORD MOTOR CREDIT COMPANY
                               (Name of Obligor)

           DELAWARE                                      38-1612444
   (State of Incorporation)                           (I.R.S. Employer
                                                      Identification No.)

    THE AMERICAN ROAD, DEARBORN,  MI                         48121
(Address of Principal Executive Offices)                   (Zip Code)



                                DEBT SECURITIES
                        (Title of Indenture Securities)
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1. GENERAL INFORMATION.

   FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

       Comptroller of the Currency
       United States Department of the Treasury
       Washington, D.C.  20219

       Board of Governors of the Federal Reserve System
       Washington, D.C.

       Federal Deposit Insurance Corporation
       Washington, D.C.  20429

  (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

3. LIST OF EXHIBITS.

   LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

   1. Copy of Articles of Association of the trustee as now in effect. Incorporated herein by reference to Exhibit 1 filed with Form T-1, Registration No. 22-73340.

   2. Copy of Certificate of the Comptroller of the Currency dated January 11, 1994, evidencing the authority of the trustee to transact business. Incorporated herein by reference to Exhibit 2 filed with Form T-1, Registration No. 22-73340.

   3. Copy of the authorization of the trustee to exercise corporate trust powers has heretofore been filed with the Securities and Exchange Commission as Exhibit 3 filed with Form T-1, Registration Number 22-73340, has not been amended since filing and is incorporated herein by reference.

   4. Copy of existing by-laws of the trustee. Incorporated herein by reference to Exhibit 4 filed with Form T-1, Registration No. 22-73340.





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   5.  Copy of each indenture if the obligor is in default.

       Not applicable.

   6. Consent of the trustee required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1, Registration No. 22-73340.

   7. Copy of report of condition of the trustee at the close of business on June 30, 1994, published pursuant to the requirements of its supervising authority.





                                      NOTE

        The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to such information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.




                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 (as amended), the trustee, First Fidelity Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Newark and State of New Jersey on the 26th day of August, 1994.

                                           FIRST FIDELITY BANK, NATIONAL
                                           ASSOCIATION




                                           By: /s/ DONALD J. QUILES
                                               Donald J. Quiles
                                               Assistant Vice President



(Form T1)
(Ford) (8)





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                                  EXHIBIT 7

      This form is for use by National Banks only. It should be used for publication purposes only, and should not be returned to the FDIC.

Comptroller of the Currency
Administrator of National Banks


REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Fidelity Bank, National Association of Salem in the state of New Jersey, at the close of business on June 30, 1994, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

STATEMENT OF RESOURCES AND LIABILITIES

ASSETS                                                            Thousand of Dollars
                                                                  -------------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.........      1,515,147
  Interest-bearing balances..................................        439,530
Held-to-maturity securities................................        3,418,048
Available-for-sale securities..............................        2,832,519
Federal funds sold and securities purchased under agreements
  to resell in domestic offices of the bank and of its            //////////
  Edge and Agreement subsidiaries, and in IBFs:                   //////////
  Federal funds sold.....................................            558,540
  Securities purchased under agreements to resell........            276,261
Loans and lease financing receivables:
  Loan and leases, net of unearned income...... 18,542,773
  LESS: Allowance for loan and lease losses....... 515,420
  LESS: Allocated transfer risk reserve................. 0
  Loans and leases, net of unearned income, allowance, and
  reserve.................................................        18,027,353
Assets held in trading accounts...............................       161,733
Premises and fixed assets (including capitalized leases)......       337,978
Other real estate owned.......................................       135,958
Investments in unconsolidated subsidiaries and associated
companies.....................................................        11,646
Customer's liability to this bank on acceptances outstanding...      194,720
Intangible assets.............................................       291,235
Other assets..................................................       482,637
Total assets..................................................    28,683,305


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
LIABILITIES

Deposits:
  In domestic offices...........................................  22,688,126
    Noninterest-bearing.......................... 4,564,800
    Interest-bearing............................ 18,123,326
  In foreign offices, Edge and Agreement subsidiaries,
  and IBFs......................................................     713,517
    Noninterest-bearing............................  15,866
    Interest-bearing..............................  697,651
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
  Edge and Agreement subsidiaries, and IBFs:
  Federal funds purchased.......................................     861,993
  Securities sold under agreements to repurchase................   1,091,313
Demand notes issued to the U.S. Treasury........................           0
Trading liabilities.............................................           0
Other borrowed money:...........................................   /////////
  With original maturity of one year or less....................         390
  With original maturity of more than one year..................         740
Mortgage indebtedness and obligations under capitalized leases..       7,009
Bank's liability on acceptances executed and outstanding........     197,334
Subordinated notes and debentures...............................     175,000
Other liabilities...............................................     422,642
Total liabilities...............................................  26,158,064
Limited-life preferred stock and related surplus................           0

EQUITY CAPITAL

Perpetual preferred stock and related surplus...................           0
Common Stock....................................................     430,000
Surplus.........................................................     985,034
Undivided profits and capital reserves..........................   1,138,808
Net unrealized holding gains (losses) on available-for-sale        /////////
 securities.....................................................     (28,601)
Cumulative foreign currency translation adjustments.............           0
Total equity capital............................................   2,525,241
Total liabilities, limited-life preferred stock and equity        //////////
  capital.......................................................  28,683,305



We, the undersigned directors, attest to the correctness of           I, Anthony R. Burriesci
this statement of resources and liabilities. We declare that it                Name
has been examined by us, and to the best of our knowledge
and belief has been prepared in conformance with the                     Executive V.P. & Controller
instructions and is true and correct.                                          Title
                                                                      of the above-named bank do hereby declare that this
                                                                      Report of Condition is true and correct to the best
                                                                      of my knowledge and belief.

__________________________________________________ }
__________________________________________________ } Directors
__________________________________________________ }
                                                                      ____________________________________________________
                                                                                           Signature

                                                                      ____________________________________________________
                                                                                             Date




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